Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
INCOME TAXES

NOTE 12 - INCOME TAXES

Internal Revenue Code Section 382 (“IRC 382”) potentially limits the utilization of NOLs and tax credits when there is a greater than 50% change of ownership. The Company has not performed an analysis under IRC 382 related to changes in ownership, which could place certain limits on the company’s ability to fully utilize its NOLs and tax credits. The Company’s has added a note to its financial statements to disclose that there may be some limitations and that an analysis has not been performed. In the interim, the Company has placed a full valuation allowance on its NOLs and other deferred tax items.

We recognized income tax benefits of $0 during the years ended December 31, 2022 and December 31, 2021. When it is more likely than not that a tax asset will not be realized through future income, the Company must allow for this future tax benefit. We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carry forward period.

The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements for the years ended December 31, 2022 or December 31, 2021 applicable under FASB ASC Topic 740. We did not recognize any adjustment to the liability for uncertain tax position and therefore did not record any adjustment to the beginning balance of accumulated deficit on the balance sheet. All tax returns for the Company remain open.

Reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income of the Company and the actual tax expense as reported in the Statement of Operations, is as follows:

	Year ended December 31,
	2022	2021
Loss before taxes, as reported in the consolidated statements of operations	$14,479	$10,728

Federal and State statutory rate	26.5%	26.5%

Theoretical tax benefit on the above amount at federal statutory tax rate	3,837	2,842

Permanent differences	(1,854)	(1,180)

Losses and other items for which a valuation allowance was provided or benefit from loss carry forward	(1,983)	(1,662)

Actual tax income (expense)	-	-

	2022	2021
	U.S. dollars in thousands
Deferred tax assets:
Net operating loss carry-forward	$8,165	$5,464
Adjustments	(1,118)	(1,015)
Valuation allowance	(7,047)	(4,449)
	$-	$-

A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized. Management has determined, based on its recurring net losses, lack of a commercially viable product and limitations under current tax rules, that a full valuation allowance is appropriate.

U.S. dollars in thousands
Valuation allowance, December 31, 2021	$4,449

Increase	2,598
Valuation allowance, December 31, 2022	$7,047

The net federal operating loss carry forward will begin expire in 2039. This carry forward may be limited upon the consummation of a business combination under IRC Section 382.